UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

TERRA INDUSTRIES INC.
 (Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Form 8-K filed on September 20, 2007 (the “Original 8-K”) pertaining to the formation of GrowHow UK Limited, a joint venture between Terra Industries Inc. (“Terra”) and Kemira GrowHow Oyj (“Kemira”). The Original 8-K contained pro forma financial information with respect to Terra’s contribution to the Joint Venture. It did not contain the historical financial statements for the assets contributed to the Joint Venture by Kemira nor did the pro forma financial information reflect the contribution of those assets. This Form 8-K/A is being filed to include such historical financial statements and to amend the pro forma financial information included in the Original 8-K.

ITEM 1.01 Entry into Material Definitive Agreement.
ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On September 14, 2007, Terra Industries Inc., directly and through its wholly owned subsidiary, Terra International (Canada), Inc. (collectively Terra), executed with Kemira GrowHow Oyj (Kemira) a Joint Venture Contribution Agreement and a Shareholder Agreement, with simultaneous closing thereof, establishing a joint venture company, GrowHow UK Limited. Terra contributed its wholly owned subsidiary Terra Nitrogen (UK) Limited in exchange for a 50% interest in the joint venture company, and Kemira contributed its Kemira GrowHow UK Limited subsidiary in exchange for the remaining 50% interest in the joint venture company.

ITEM 9.01 Financial Statements and Exhibits.

Set forth below is certain financial information related to the joint venture between Terra Industries Inc. and Kemira GrowHow Oyj:

(a)	Financial statements of business acquired.

The audited financial statements for Kemira GrowHow Holdings Limited for the year ended December 31, 2006 are attached hereto as Exhibit 99.4.

The unaudited financial statements for Kemira GrowHow Holdings Limited for the six months ended June 30, 2007 are attached hereto as Exhibit 99.5.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of Terra Industries Inc. for the year ended December 31, 2006 is attached hereto as Exhibit 99.2.

The unaudited pro forma financial information of Terra Industries Inc. for the six months ended June 30, 2007 is attached hereto as Exhibit 99.3.

(c)	Exhibits.

Exhibit 23.1 Consent of KPMG LLP

Exhibit 99.2 Pro forma financial information for the year ended December 31, 2006.

Exhibit 99.3 Pro forma financial information for six months ended June 30, 2007.

Exhibit 99.4 Financial Statements for Kemira Holdings UK Limited for the fiscal year ended December 31, 2006.

Exhibit 99.5 Unaudited Financial Statements for Kemira GrowHow Holdings Limited for the six months ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TERRA INDUSTRIES INC.

/s/ John W. Huey
John W. Huey
Vice President, General Counsel and
Corporate Secretary

Date: November 27, 2007

EXHIBIT INDEX

Exhibit 23.1 Consent of KPMG LLP

Exhibit 99.2 Pro forma financial information for the year ended December 31, 2006.

Exhibit 99.3 Pro forma financial information for six months ended June 30, 2007.

Exhibit 99.4 Financial Statements for Kemira Holdings UK Limited for the fiscal year ended December 31, 2006.

Exhibit 99.5 Unaudited Financial Statements for Kemira GrowHow Holdings Limited for the six months ended June 30, 2007.